SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                   MINNESOTA MINING AND MANUFACTURING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

LIVIO D. DESIMONE
Chairman of the Board and
Chief Executive Officer




March 27, 2000                                                         [LOGO] 3M




Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders, which will be held on Tuesday, May 9, 2000, at 10 a.m., at the RiverCentre, 175 West Kellogg Boulevard, St. Paul, Minnesota.

     Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. I will report on current operations and discuss our plans for growth. We also will leave plenty of time for your questions and comments.

     The fine attendance of our stockholders at annual meetings over the years has been very helpful in maintaining good communications and understanding. We sincerely hope you will be able to be with us. YOUR ATTENDANCE CARDS TO THE ANNUAL MEETING ARE LOCATED ON THE BACK COVER OF THIS PROXY STATEMENT.

     Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. This year you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone, or by written proxy card will ensure your representation at the Annual Meeting if you do not plan to attend in person. Please review the instructions on the proxy card regarding each of these voting options.


     Thank you for your ongoing support of our Company.




Cordially,


/s/ Livio D. DeSimone

                   MINNESOTA MINING AND MANUFACTURING COMPANY
                      3M CENTER, ST. PAUL, MINNESOTA 55144



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



TIME                10:00 a.m. on Tuesday, May 9, 2000

PLACE               RiverCentre
                    175 West Kellogg Boulevard
                    St. Paul, Minnesota

ITEMS OF BUSINESS   (1)  To elect four directors to the 2003 Class;

                    (2) To ratify the appointment of PricewaterhouseCoopers LLP, independent auditors, to audit the consolidated financial statements of the Company for the year 2000;


                    (3) To approve an amendment to the Restated Certificate of Incorporation to increase the authorized common stock;

                    (4) To approve an amendment to the Restated Certificate of Incorporation to change par value; and

                    (5) To consider such other business as may properly come before the meeting or any adjournments thereof.


RECORD DATE         You are entitled to vote if you were a stockholder at
                    the close of business on Friday, March 10, 2000.

MEETING ADMISSION   Two cutout admission tickets are included on the
                    back cover of this proxy statement.

VOTING BY PROXY     Please submit a proxy as soon as possible so that your
                    shares can be voted at the meeting in accordance with your instructions. You may submit your proxy

                    (1)  Over the Internet,

                    (2)  By telephone, or

                    (3)  By mail.

                    For specific instructions, please refer to the QUESTIONS AND ANSWERS on page 2 of this proxy statement and the voting instructions on the proxy card.

                                            By Order of the Board of Directors


                                            /s/ Roger P. Smith


                                            ROGER P. SMITH
                                            SECRETARY


THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT MARCH 27, 2000.

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders ................................................  i

Questions and Answers about the Proxy Materials and the Annual Meeting ..................  1

 Why am I receiving these materials? ....................................................  1

 What information is contained in these materials? ......................................  1

 What proposals will be voted on at the meeting? ........................................  1

 What are 3M's voting recommendations? ..................................................  1

 What shares owned by me can be voted? ..................................................  1

 What is the difference between holding shares as a stockholder of record and as a beneficial owner? .....................................................................  2

 How can I vote my shares? ..............................................................  2

 Can I change my vote? ..................................................................  2

 How are votes counted? .................................................................  2

 What is the voting requirement to approve each of the proposals? .......................  3

 What does it mean if I receive more than one proxy or voting instruction card? .........  3

 How can I obtain an admission ticket for the meeting? ..................................  3

 Where can I find the voting results of the meeting? ....................................  3


 What class of shares is entitled to be voted? ..........................................  3


 What is the quorum requirement for the meeting? ........................................  3

 Who will count the vote? ...............................................................  3

 Is my vote confidential? ...............................................................  3

 Who will bear the cost of soliciting votes for the meeting? ............................  4

Board Structure and Compensation ........................................................  5

Directors' Compensation .................................................................  6

Compensation Table for 1999 .............................................................  6

Proposals To Be Voted On ................................................................  7

 Proposal No. 1 -- Election of Directors ................................................  7

 Proposal No. 2 -- Ratification of Independent Auditors ................................. 11


 Proposals No. 3 and 4 -- Proposals to Approve Amendments to the Restated Certificate
    of Incorporation .................................................................... 11

 Proposal No. 3 -- Proposal to Approve an Amendment to the Restated Certificate of
    Incorporation to Increase the Authorized Common Stock ............................... 12

 Proposal No. 4 -- Proposal to Approve an Amendment to the Restated Certificate of
    Incorporation to Change Par Value ................................................... 13


Common Stock Ownership of Directors and Executive Officers ............................... 13

 Beneficial Ownership Table .............................................................. 14

Section 16(a) Beneficial Ownership Reporting Compliance .................................. 15

Transactions with Management ............................................................. 15


Executive Compensation ................................................................... 15

 Summary Compensation Table .............................................................. 15

Option Grants in Last Fiscal Year ........................................................ 18

Option Exercises and Year-End Option Values .............................................. 19

Long-Term Incentive Plan Awards Table .................................................... 20

Estimated Annual Retirement Benefits Table Under Pension Plan ............................ 21

Report of the Compensation Committee ..................................................... 21

Stock Performance Graph .................................................................. 25

Additional Questions and Information Regarding Access to Future Annual Reports and Proxy

Statements via the Internet and Stockholder Proposals .................................... 26

 Does 3M offer stockholders the option of viewing Annual Reports to Stockholders and
 Proxy Statements via the Internet? ...................................................... 26

 How do I elect this option? ............................................................. 26

 What happens if additional proposals are presented at the meeting? ...................... 26


 May I propose actions for consideration at next year's Annual Meeting of Stockholders or nominate individuals to serve as directors? ............................................. 26


                   MINNESOTA MINING AND MANUFACTURING COMPANY
                      3M CENTER, ST. PAUL, MINNESOTA 55144

                                 March 27, 2000



               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 9, 2000


QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

     Q: WHY AM I RECEIVING THESE MATERIALS?

     A: The Board of Directors (the "Board") of Minnesota Mining and Manufacturing Company (sometimes referred to as the "Company" or "3M") is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at 3M's Annual Meeting of Stockholders which will take place on May 9, 2000. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

     Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

     A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1999 Annual Report is enclosed in this mailing and also available to those accessing the proxy statement via the Internet.

     Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?


     A: There are four proposals scheduled to be voted on at the meeting:

          *    The election of directors to the 2003 Class.

          * Ratification of the appointment of PricewaterhouseCoopers LLP, independent auditors, to audit the consolidated financial statements of the Company for the year 2000.

          * Approval of an amendment to the Restated Certificate of Incorporation to increase the authorized common stock.

          * Approval of an amendment to the Restated Certificate of Incorporation to change par value.

     Q: WHAT ARE 3M'S VOTING RECOMMENDATIONS?

     A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" each of the other proposals.


     Q: WHAT SHARES OWNED BY ME CAN BE VOTED?


     A: All shares owned by you as of March 10, 2000, the RECORD DATE, may be voted by you. These shares include those (1) held directly in your name as the STOCKHOLDER OF RECORD, including shares purchased through 3M's Dividend Reinvestment Plan and 3M's General Employees Stock Purchase Plan and (2) held for you as the BENEFICIAL OWNER through a stockbroker, bank, or other nominee, including those shares acquired through 3M's Voluntary Investment Plan, Employee Stock Ownership Plan, or Savings Plan.

     Participants in 3M's Voluntary Investment Plan, Employee Stock Ownership Plan, or Savings Plan may direct the trustee how to vote the shares allocated to the participant's account by following the voting instructions contained on the proxy card. The trustee of the Employee Stock Ownership Plan also votes allocated shares of common stock for which it has not received direction, as well as shares not allocated to individual participant accounts, in the same proportion as it votes those directed shares for which voting instructions are received. If voting instructions are invalid or if the proxy card is not returned by the specified date, the trustee will vote the shares held in the stockholder's Savings Plan and Voluntary Investment Plan accounts as directed by the Public Issues Committee of the 3M Board of Directors.

     Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?


     A: Most 3M stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:


          * STOCKHOLDER OF RECORD -- If your shares are registered directly in your name with 3M's Transfer Agent, Norwest Bank Minnesota, N.A., you are considered, with respect to those shares, the STOCKHOLDER OF RECORD and these proxy materials are being sent directly to you by 3M. As the STOCKHOLDER OF RECORD, you have the right to grant your voting proxy directly to 3M or to vote in person at the meeting. 3M has enclosed a proxy card for you to use.

          * BENEFICIAL OWNER -- If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the STOCKHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the STOCKHOLDER OF RECORD, you may not vote these shares in person at the meeting. Your broker or nominee is obligated to provide you with a voting instruction card for you to use.

     Q: HOW CAN I VOTE MY SHARES?

     A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

          * BY INTERNET -- If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

          * BY TELEPHONE -- If you live in the United States, you may submit your proxy by following the "Vote by Phone" instructions on the proxy card.


          * BY MAIL -- You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"


     Q: CAN I CHANGE MY VOTE?

     A: You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

     Q: HOW ARE VOTES COUNTED?


     A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board, except that any shares you hold in the Employee Stock Ownership Plan, Savings Plan, and Voluntary Investment Plan will be voted by the trustee as described on page 1 in "WHAT SHARES OWNED BY ME CAN BE VOTED?"

     Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?


     A: The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. The affirmative "FOR" vote of the holders of a majority of the outstanding shares entitled to vote is required to amend the Restated Certificate of Incorporation to increase the number of authorized shares of common stock and change par value. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a BENEFICIAL OWNER and do not provide the STOCKHOLDER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 3. In tabulating the voting result for any particular proposal, shares that constitute BROKER NON-VOTES are not considered entitled to vote.


     Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

     A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

     Q: HOW CAN I OBTAIN AN ADMISSION TICKET FOR THE MEETING?

     A: Two cutout admission tickets are included on the back of this proxy statement.

     Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?


     A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q. A news release with voting results will be available on our website
(www.3M.com/profile/pressbox/index.html). Voting results also will be mailed with dividend checks payable June 12.


     Q: WHAT CLASS OF SHARES IS ENTITLED TO BE VOTED?


     A: Each share of our common stock outstanding as of the close of business on March 10, 2000, the RECORD DATE, is entitled to one vote at the Annual Meeting. On February 29, 2000, we had 397,140,724 shares of common stock issued and outstanding. The 74,875,804 shares of common stock in the Company's treasury on that date will not be voted.


     Q: WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

     A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

     Q: WHO WILL COUNT THE VOTE?

     A: Representatives of Norwest Bank Minnesota, N.A., 3M's transfer agent, will tabulate the votes and act as the inspector of election.

     Q: IS MY VOTE CONFIDENTIAL?

     A: The Company's Board of Directors has adopted a policy that all stockholder proxies, ballots, and tabulations that identify stockholders are to be maintained in confidence. No such document shall be available for examination, nor shall the identity and vote of any stockholder be disclosed, except as may be necessary to meet applicable legal requirements and to allow the inspectors of election to certify the results of the stockholder vote. The policy also provides that inspectors of election for stockholder votes shall be independent and shall not be employees of the Company. Occasionally, stockholders provide written comments on their proxy card that may be forwarded to 3M management.

     Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?


     A: 3M will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Georgeson Shareholder Communications, Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Georgeson Shareholder Communications, Inc. a fee of $15,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.


     ADDITIONAL QUESTIONS AND INFORMATION REGARDING ACCESS TO FUTURE ANNUAL REPORTS AND PROXY STATEMENTS VIA THE INTERNET AND STOCKHOLDER PROPOSALS MAY BE FOUND ON PAGE 26.

BOARD STRUCTURE AND COMPENSATION

     Our Board has ten directors and the following four Committees: Audit, Board Organization, Compensation, and Public Issues. The membership during 1999 and the function of each Committee are described below.


     During 1999, the Board of Directors met six times and various Committees of the Board met as indicated below. With the exception of one director, who was not able to attend the Board and Committee meetings on February 8, 1999, each director attended all of the Board meetings and the meetings of Board Committees on which the director served.

AUDIT COMMITTEE

     Members: F. Alan Smith (Chair), Edward R. McCracken, Aulana L. Peters, and
              Louis W. Sullivan.

     Number of meetings in 1999: Four.

     Functions:

          * Reviews the Company's financial reporting process, internal control systems, and the audit efforts of the Company's independent and internal auditors;

          * Recommends the appointment of independent auditors, subject to stockholder ratification, and oversees their independence;

          * Reviews with the independent auditors the scope of the annual audit, including fees and staffing, and nonaudit services provided by the auditors;

          * Reviews findings and recommendations of the independent auditors and management's response to the recommendations of the independent auditors; and

          *    Reviews compliance with the Company's business conduct policies.

BOARD ORGANIZATION COMMITTEE

     Members: Livio D. DeSimone (Chair), Edward A. Brennan, Edward R. McCracken,
              Aulana L. Peters, and Rozanne L. Ridgway.

     Number of meetings in 1999: Two.

     Functions:

          * Selects and recommends candidates to the Board of Directors to be submitted for election at the Annual Meeting. The Board of Directors has adopted criteria with respect to its membership and the Committee will consider candidates recommended by stockholders or others in light of these criteria. Subject to the notice requirements in the Bylaws, a stockholder may submit the name of a proposed nominee by writing to the Office of the Secretary, Minnesota Mining and Manufacturing Company, 3M Center, St. Paul, Minnesota 55144;

          * Reviews and makes recommendations to the Board of Directors concerning the composition and size of the Board and its Committees, frequency of meetings, directors' fees, and similar subjects;

          * Reviews and makes recommendations concerning retirement and tenure policy for Board membership, recommends proxies for meetings at which directors are elected, audits programs for senior management succession; and

          *    Deals with corporate governance issues.

COMPENSATION COMMITTEE

     Members: Edward A. Brennan (Chair), Allen E. Murray, Rozanne L. Ridgway, and Frank Shrontz.

     Number of meetings in 1999: Four.

     Functions:

          * Reviews compensation policies of the Company to ensure they provide appropriate motivation for corporate performance and increased shareholder value; and

          * Determines compensation policy for executive officers and approves compensation changes for senior executive officers, and administers management stock option plans and performance based executive compensation plans.

PUBLIC ISSUES COMMITTEE

     Members: Frank Shrontz (Chair), Ronald O. Baukol, Allen E. Murray, F. Alan
              Smith, and Louis W. Sullivan. Frank Shrontz became Chair of the Committee upon Ronald A. Mitsch's retirement from the Board in May 1999. Ronald O. Baukol joined the Committee in May 1999.


     Number of meetings in 1999: Two.

     Functions:

          *    Reviews public policy and social trends affecting the Company;

          *    Monitors the Company's corporate citizenship activities; and

          * Evaluates Company policies and programs to enable the Company to respond appropriately to its social responsibilities and the public interest in the conduct of its businesses, including activities related to the improvement of the environment and community relations.

DIRECTORS' COMPENSATION

     The following table provides information on 3M's compensation and reimbursement practices during 1999 for nonemployee directors. Directors who are employed by 3M, Mr. DeSimone and Mr. Baukol, do not receive any compensation for their Board activities.


COMPENSATION TABLE FOR 1999

     Annual Director Retainer ......................................... $80,000
     Minimum Percentage of Annual Retainer to be Paid in 3M Stock .....    68.8%
     Board Meeting Attendance Fees .................................... $ 1,800
     Committee Meeting Attendance Fees ................................ $ 1,200
     Additional Retainer for Committee Chair .......................... $ 5,500
     Reimbursement for Expenses Attendant to Board Membership .........     Yes


     Pursuant to the terms of the Company's 1992 Directors Stock Ownership Program, nonemployee directors received $55,000 of the total annual retainer of $80,000 in common stock of the Company. Nonemployee directors may elect to defer payment of all or a portion of the foregoing fees payable in cash through a deferred cash or common stock equivalents account, and fees payable in stock through a deferred common stock equivalents account. The nonemployee directors also may elect to receive common stock of the Company, on a current basis, at current fair market value, in lieu of cash retainer and meeting fees. Information regarding accumulated deferred stock is set forth in the section entitled "Common Stock Ownership of Directors and Executive Officers" on page 13.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NUMBER OF NOMINEES AND CLASSIFICATION

     The Restated Certificate of Incorporation divides the Board into three classes. Four directors have terms of office that expire at the 2000 Annual Meeting, and two of the four directors are standing for reelection for a three-year term as members of the 2003 Class. These are Ronald O. Baukol and Aulana L. Peters. Allen E. Murray and Edward R. McCracken, the third and fourth directors in the 2000 Class, will retire from the Board at the conclusion of the Annual Meeting and are not standing for reelection. W. George Meredith elected to take early retirement and has resigned from the Board effective August 1999. The three incumbent directors in the 2001 Class are continuing to serve until the 2001 Annual Meeting. The three incumbent directors in the 2002 Class are continuing to serve until the 2002 Annual Meeting.


     In order to balance membership in each of the three classes of Directors, two new nominees are standing for election to the 2003 Class. The new nominees are Linda G. Alvarado and Edward M. Liddy.


     All nominees for election to the Board of Directors to the 2003 Class at the 2000 Annual Meeting will be elected for a term of three years and shall serve until their terms expire at the 2003 Annual Meeting or until their successors are duly elected and have been qualified.


     The persons named as proxies intend to vote the proxies for the election of the four nominees to the Board of Directors. If any of the nominees should be unavailable to serve as a director, an event which is not anticipated, the persons named as proxies reserve full discretion to vote for any other persons who may be nominated.


INFORMATION AS TO NOMINEES AND INCUMBENT DIRECTORS

     The nominees and incumbent directors, their age, principal occupation or position with the Company (shown in italics), experience, and the year first elected as a director, are shown on the following pages.

     None of the nominees or incumbent directors is related to any other nominee or to any executive officer of the Company or its subsidiaries by blood, marriage, or adoption. Except for current employees of the Company, no nominee or incumbent director has been an employee of the Company within the past five years.

     During 1999, the Company retained the law firm of Gibson, Dunn & Crutcher LLP, with regard to various legal matters. Mrs. Peters is a partner in this firm.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" EACH OF THE NOMINEES UNLESS A CONTRARY VOTE IS SPECIFIED.

NOMINEES FOR ELECTION TO THE 2003 CLASS:


[PHOTO] LINDA G. ALVARADO, 47, PRESIDENT AND CHIEF EXECUTIVE OFFICER, ALVARADO CONSTRUCTION, INC. In 1976, Ms. Alvarado founded Alvarado Construction, Inc. and has overseen the growth of that enterprise as a commercial general contracting firm. She is a director of U.S. West Communications, Inc., Engelhard Corporation, Pitney Bowes, Inc., and Pepsi Bottling Group, Inc. She is a member of the President's Advisory Commission on Educational Excellence for Hispanic Americans and a co-owner of the Colorado Rockies Baseball Club.


[PHOTO] RONALD O. BAUKOL, 62, EXECUTIVE VICE PRESIDENT, INTERNATIONAL OPERATIONS; MEMBER OF THE PUBLIC ISSUES AND FINANCE COMMITTEES. Mr. Baukol joined 3M as an engineer in the Medical Products Division laboratory in 1966 and served there until 1970, at which time he took leave to serve as a White House Fellow and later with the Environmental Protection Agency in Washington, D.C. Upon his return to 3M in 1972, he served in several general management capacities in 3M's health care businesses until being appointed General Manager of Riker Laboratories, Inc. in 1982. In 1984, Mr. Baukol was appointed Vice President and General Manager, Riker Laboratories, Inc. and in 1986, Chairman and Chief Executive, 3M United Kingdom PLC. He was elected Group Vice President, Pharmaceutical and Dental Products Group in 1989; Group Vice President, Medical Products Group in 1990; Vice President, Asia Pacific in 1991; Vice President, Asia Pacific, Canada and Latin America in 1994; and Executive Vice President, International Operations in 1995. Mr. Baukol is a director of Graco, Inc. and The Toro Company. He is Vice Chairman of the United States Council for International Business, a Governor of the Iowa State University Foundation, and a member of the International Programs Advisory Council, Carlson School of Management, University of Minnesota.

          DIRECTOR SINCE 1996



[PHOTO] EDWARD M. LIDDY, 54, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE ALLSTATE CORPORATION, THE PARENT OF ALLSTATE INSURANCE COMPANY, A PERSONAL LINES INSURANCE COMPANY. Prior to this he served as President and Chief Operating Officer from 1994 to 1998 and Senior Vice President and Chief Financial Officer of Sears, Roebuck and Co., where he held a variety of senior operating and financial positions since 1988. He is a director of The Kroger Co.


[PHOTO] AULANA L. PETERS, 58, PARTNER, GIBSON, DUNN & CRUTCHER LLP, A LAW FIRM, LOS ANGELES, CALIFORNIA; MEMBER OF THE AUDIT AND BOARD ORGANIZATION COMMITTEES. Mrs. Peters joined Gibson, Dunn & Crutcher as an Associate in 1973. In 1980, she was named a Partner in the firm and continued in the practice of law until 1984, when she accepted an appointment as Commissioner of the Securities and Exchange Commission. In 1988, after serving four years as Commissioner, she returned to the private practice of law as Partner in the Gibson, Dunn & Crutcher firm. Mrs. Peters is a member of the American and Los Angeles County Bar Associations, the Regulatory Advisory Committee of the New York Stock Exchange, the Financial Accounting Standards Board Steering Committee of the Financial Reporting Project, Public Oversight Board Panel on Audit Effectiveness, and the Legal Advisory Panel for the National Association of Securities Dealers. She is also a director of Merrill Lynch & Co., Inc., Northrop Grumman Corp., and Callaway Golf Company.

          DIRECTOR SINCE 1990

INCUMBENT DIRECTORS IN THE 2002 CLASS:

[PHOTO] ROZANNE L. RIDGWAY, 64, FORMER ASSISTANT SECRETARY OF STATE FOR EUROPE AND CANADA; MEMBER OF THE BOARD ORGANIZATION AND COMPENSATION COMMITTEES. Ambassador Ridgway served in the U.S. Foreign Service from 1957 to 1989, including assignments as Ambas sador for Oceans and Fisheries Affairs, Ambassador to Finland and to the German Democratic Republic, and from 1985 and until her retirement in 1989, Assistant Secretary of State for European and Canadian Affairs. Ambassador Ridgway served as President until 1993 and Co-Chair until mid-1996 of the Atlantic Council of the United States, an association to promote better understanding of major foreign policy issues. She is a director of Bell Atlantic Corporation, The Boeing Company, Emerson Electric Co., Nabisco, Sara Lee Corporation, and Union Carbide Corporation. She is also chair of The Baltic-American Enterprise Fund.

          DIRECTOR SINCE 1989


[PHOTO] FRANK SHRONTZ, 68, CHAIRMAN EMERITUS, THE BOEING COMPANY, MANUFACTURER AND SELLER OF AIRCRAFT AND RELATED PRODUCTS; CHAIRMAN OF THE PUBLIC ISSUES COMMITTEE AND MEMBER OF THE COMPENSATION COMMITTEE. Mr. Shrontz joined The Boeing Company in 1958. In 1973, he left Boeing to serve as Assistant Secretary of the Air Force and became Assistant Secretary of Defense in 1976. In 1977, Mr. Shrontz returned to Boeing. After several assignments, he was named President and a member of the Board of Directors of Boeing in 1985. In 1986, he was named Chief Executive Officer and, in 1988, Chairman of the Board. Mr. Shrontz retired from Boeing in 1997. Mr. Shrontz is a director of Boise Cascade Corporation, Chevron Corporation, and a citizen regent on the Smithsonian Institution's Board of Regents. He is also a member of The Business Council.

          DIRECTOR SINCE 1992


[PHOTO] LOUIS W. SULLIVAN, 66, PRESIDENT, MOREHOUSE SCHOOL OF MEDICINE, ATLANTA, GEORGIA; MEMBER OF THE AUDIT AND PUBLIC ISSUES COMMITTEES. Since completion of his medical training, Dr. Sullivan has held both professional and administrative positions in health care facilities and medical training institutions. He joined Morehouse College as Professor of Biology and Medicine in 1975 and was the founding dean and director of the Medical Education Program at the college. He was named President of Morehouse School of Medicine in 1981. He served as Secretary, United States Department of Health and Human Services, from 1989 to 1993. He returned to Morehouse School of Medicine in 1993. Dr. Sullivan is a director of Bristol-Myers Squibb Company, CIGNA Corporation, Equifax, Inc., General Motors Corporation, Georgia-Pacific Corporation, and Household International. He is also a director of the Boy Scouts of America and a trustee of the Little League Foundation.

          DIRECTOR SINCE 1993

INCUMBENT DIRECTORS IN THE 2001 CLASS:

[PHOTO] EDWARD A. BRENNAN, 66, RETIRED CHAIRMAN OF THE BOARD, PRESIDENT, AND CHIEF EXECUTIVE OFFICER, SEARS, ROEBUCK AND CO., A DIVERSIFIED COMPANY ENGAGED IN MERCHANDISING, CHICAGO, ILLINOIS; CHAIRMAN OF THE COMPENSATION COMMITTEE AND MEMBER OF THE BOARD ORGANIZATION COMMITTEE. Mr. Brennan joined Sears in 1956. He was an Executive Vice President, 1978 to 1980; President and Chief Operating Officer for merchandising, 1980; Chairman and Chief Executive Officer, Sears Merchandise Group, 1981 to 1984; President and Chief Operating Officer, 1984 through 1985; and was elected Chairman of the Board and Chief Executive Officer of Sears, Roebuck and Co. in 1986. Mr. Brennan retired from Sears in 1995. He is a director of The Allstate Corporation, Morgan Stanley Dean Witter & Co., AMR Corporation, Unicom Corporation, Dean Foods Company, and The SABRE Group Holdings, Inc. He also is Chairman of the Board of Trustees of DePaul University and Chairman of the Board of Trustees of Rush-Presbyterian-St. Luke's Medical Center, and a member of The Business Council.

          DIRECTOR SINCE 1986


[PHOTO] LIVIO D. DESIMONE, 63, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER; CHAIRMAN OF THE BOARD ORGANIZATION AND FINANCE COMMITTEES. Mr. DeSimone joined 3M as a process engineer with 3M Canada in 1957. He served in various international and subsidiary capacities until his appointment in 1971 as Managing Director of 3M Brazil. In 1975, he served as General Manager, Building Service and Cleaning Products Division, before being appointed Area Vice President, Latin America. Mr. DeSimone was elected Vice President, Abrasives, Adhesives, Building Service and Chemicals Group in 1979; Executive Vice President, Life Sciences Sector in 1981; Executive Vice President, Industrial and Consumer Sector in 1984; Executive Vice President, Industrial and Electronic Sector in 1987; Executive Vice President, Information and Imaging Technologies Sector in 1989; and Chairman of the Board and Chief Executive Officer in 1991. He is a director of Cargill, Incorporated, General Mills, Inc., Target Corp., and Vulcan Materials Company. He is also a director of National Junior Achievement, Inc., a trustee of the University of Minnesota Foundation, and a member of the Board of Governors of The Nature Conservancy.

          DIRECTOR SINCE 1986


[PHOTO] F. ALAN SMITH, 68, CHAIRMAN OF ADVANCED ACCESSORY SYSTEMS, INC., SUPPLIER OF AUTOMOTIVE ACCESSORIES; CHAIRMAN OF MACKIE AUTOMOTIVE SYSTEMS, AUTOMOTIVE SEQUENCING AND SUB-ASSEMBLY COMPANY; RETIRED EXECUTIVE VICE PRESIDENT AND DIRECTOR, GENERAL MOTORS CORPORATION, MANUFACTURER AND SELLER OF AUTOMOBILES AND AUTOMOTIVE PRODUCTS, DETROIT, MICHIGAN; CHAIRMAN OF THE AUDIT COMMITTEE AND MEMBER OF THE PUBLIC ISSUES COMMITTEE. Mr. Smith was a director of General Motors Corporation from 1981 until his retirement in 1992. He joined General Motors in 1956. He was Treasurer, 1973 to 1975; Vice President, Finance, 1975 to 1978; Vice President of General Motors Corporation and President and General Manager of General Motors of Canada Limited, 1978 to 1981; Executive Vice President, Finance, 1981 to 1988. In 1988, he was elected Executive Vice President, Operating Staffs and Public Affairs and Marketing Staffs. He is a director of TransPro, Inc. and a trustee of the Florida Institute of Technology.

          DIRECTOR SINCE 1986

                                 PROPOSAL NO. 2

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee recommended and the Board of Directors appointed the firm of PricewaterhouseCoopers LLP, independent auditors, to audit the consolidated financial statements of the Company and its subsidiaries for the year 2000. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Board of Directors will reconsider the selection.

     PricewaterhouseCoopers LLP has audited the Company's consolidated financial statements since 1975. The firm has offices and affiliates in most localities throughout the world where the Company has operations. Audit services provided by the firm in 1999 included: audit of consolidated financial statements of the Company and its subsidiaries; limited reviews of interim reports; reviews of filings with the Securities and Exchange Commission; consultations on matters related to accounting and financial reporting; audits of statutory financial statements for certain foreign subsidiaries; and audits of the financial statements of the Company's benefit plans.

     PricewaterhouseCoopers LLP also provided a number of nonaudit services during 1999, all of which were approved and reviewed by the Audit Committee.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the stockholders meeting and available to respond to appropriate questions and will be given an opportunity to make a statement, if the representative chooses to do so.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS, TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR 2000. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" RATIFICATION UNLESS A CONTRARY VOTE IS SPECIFIED.


                              PROPOSALS NO. 3 AND 4

                     PROPOSALS TO APPROVE AMENDMENTS TO THE
                      RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors believes that it is in the Company's best interest to amend the Company's restated certificate of incorporation to (i) increase the number of shares of common stock the Company is authorized to issue to 1.5 billion, and (ii) to change the par value of the Company's common stock to $0.01 per share.

     Accordingly, at its meeting held on February 14, 2000, the Board of Directors unanimously adopted a resolution proposing that an amendment to paragraph A of Article FOURTH of the Company's Restated Certificate of Incorporation (and a conforming change to the third sentence of paragraph A of Article TENTH) be presented to the stockholders at the Annual Meeting for their approval. Such amendment would change the number of authorized shares of common stock and the par value and convert the issued shares of stock to shares with the new par value. As amended, paragraph A of Article FOURTH would read in its entirety as follows:

          "FOURTH: A. The total number of shares of all classes of stock which this Corporation shall have authority to issue is 1,510,000,000 consisting of 10,000,000 shares of preferred stock without par value and 1,500,000,000 shares of common stock with a par value of $0.01 per share. Upon the effectiveness of the amendment of this Article Fourth reducing the par value of the common stock to $0.01, each outstanding share of common stock shall be reclassified and changed into one share of common stock, par value $0.01 per share."

     If the amendment is approved by stockholders, the amendment would also change the reference to par value in the third sentence of paragraph A of Article TENTH of the Restated Certificate of Incorporation to $0.01 per share.

     In compliance with SEC rules, this amendment will be separated into two proposals for consideration by stockholders -- Proposal No. 3 sets forth the proposed amendment to increase the authorized common stock and Proposal No. 4 sets forth the proposed amendment to change the par value.

     If stockholders approve Proposal No. 3 but not Proposal No. 4, then the Company will proceed only with amending the Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue. Such amendment will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware. If stockholders approve Proposal No. 4 but not Proposal No. 3, then, before the effectiveness of the amendment set forth in Proposal No. 4, the Board reserves the right to abandon the amendment set forth in Proposal No. 4 without further action by stockholders, notwithstanding the authorization of the amendment by stockholders.

     If stockholders approve both Proposals, then the amendment to increase the number of authorized shares of common stock and change par value will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 3 AND PROPOSAL NO. 4. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THESE PROPOSALS UNLESS A CONTRARY VOTE IS SPECIFIED.


                                 PROPOSAL NO. 3

         PROPOSAL TO APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF
              INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

     The Board of Directors believes that it is in the Company's best interest to amend the Company's Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue to 1.5 billion.

     As of February 29, 2000, 472,016,528 shares of common stock were issued, including 397,140,724 outstanding shares and 74,875,804 shares held by the Company in treasury. Approximately 31,000,000 shares were under option to participants in the Company's stock option plans. As of the close of business on February 29, 2000, none of the Company's 10,000,000 shares of authorized preferred stock have been issued.

     The Board of Directors has concluded that increasing the number of authorized shares of common stock will give the Company the ability to respond to growth of the Company's business that may occur in the future and to react quickly to today's competitive, fast-changing environment. Since 1920, the Company effected seven 2-for-1, one 3-for-1 and one 4-for-1 stock splits following significant increases in the market price for 3M common stock. Although the Board has not determined when and under what conditions it would consider a stock split, the Board believes that the increase in the number of authorized shares will provide flexibility in considering future stock splits (effected in the form of a stock dividend) without the expense of a special stockholder meeting or waiting until the next annual meeting. Although the Company has no specific plans or commitments for the issuance of any of the additional shares that would be authorized by the amendment, the Board of Directors also believes that an increase in the authorized shares is desirable because it would provide the Company flexibility for other actions the Company might wish to take. These actions include, paying for acquisitions with stock of the Company, equity offerings to raise capital, and employee benefit plans.

     Accordingly, at its meeting held on February 14, 2000, the Board of Directors unanimously adopted a resolution proposing that an amendment to paragraph A of Article FOURTH of the Company's Restated Certificate of Incorporation be presented to the stockholders at the Annual Meeting for their approval. Such amendment would change the number of authorized shares of common stock the Company is authorized to issue to 1.5 billion.

     If the proposed amendment is approved, the Board of Directors may issue such shares without further stockholder action except as required by law or applicable stock exchange requirements. The additional shares, when issued, will have the same voting and other rights as the Company's presently authorized common stock. The holders of common stock do not have preemptive rights to subscribe for additional shares of common stock.

     Although the Board has no present intention of issuing any additional shares of common stock as an anti-takeover step, the issuance of additional common shares could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company. For example, the issuance of additional shares could be used in a manner that would dilute the voting power of shares then outstanding. Shares of common stock could also be issued to persons or entities who would support the Board of Directors in opposing a takeover bid which the Board determines to be not in the best interests of the Company, its stockholders, and its employees.

     The affirmative "FOR" vote by the holders of a majority of the outstanding common stock entitled to vote is required to approve this amendment to the Company's Restated Certificate of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A CONTRARY VOTE IS SPECIFIED.


                                 PROPOSAL NO. 4

         PROPOSAL TO APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF
                        INCORPORATION TO CHANGE PAR VALUE

     The Board of Directors believes that it is in the Company's best interest to amend the Company's Restated Certificate of Incorporation to change the par value of the Company's common stock to $0.01 per share. The change to "$0.01 par value" common stock will have no impact on value of the Company's stock or the rights of its stockholders. If the stockholders approve the proposed amendment, the change in par value will, however, enable the Company to realize significant reductions in the amount of the filing fees charged by various states for filing its amended Certificate of Incorporation.

     Accordingly, at its meeting held on February 14, 2000, the Board of Directors unanimously adopted a resolution proposing that an amendment to paragraph A of Article FOURTH of the Company's Restated Certificate of Incorporation (and a conforming change to the third sentence of paragraph A of Article TENTH) be presented to the stockholders at the Annual Meeting for their approval. Such amendment would change the par value to $0.01 per share and convert the issued shares of stock to shares with the new par value.

     If stockholders approve the amendment, the amendment would also change the reference to par value in the third sentence of paragraph A of Article TENTH of the Restated Certificate of Incorporation to $0.01 per share.

     The affirmative "FOR" vote by the holders of a majority of the outstanding common stock entitled to vote is required to approve this amendment to the Company's Restated Certificate of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A CONTRARY VOTE IS SPECIFIED.



COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning beneficial ownership of the Company's common stock as of February 29, 2000, for: (a) each director and the nominee for director; (b) the three most highly compensated executive officers who are not also directors; and (c) the directors and executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.


     The number of shares beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of April 29, 2000 (60 days after February 29, 2000), through the exercise of any stock option or other right. Options exercisable within 60 days after February 29, 2000, are shown separately.

                           BENEFICIAL OWNERSHIP TABLE
--------------------------------------------------------------------------------


                                 COMMON STOCK
                                 BENEFICIALLY       OPTIONS         SHARES HELD AS
  NAME AND PRINCIPAL POSITION       OWNED(1)     EXERCISABLE(2)    DEFERRED STOCK(3)     TOTAL
  ---------------------------    ------------    --------------    -----------------   ---------
  Linda G. Alvarado,
   Nominee                                0               --                 0                 0

  Edward A. Brennan,
   Director                           4,817               --            11,198            16,015

  Edward M. Liddy,
   Nominee                                0               --                 0                 0

  Edward R. McCracken,
   Director                           2,820               --             3,106             5,926

  Allen E. Murray,
   Director                           3,065               --            16,291            19,356

  Aulana L. Peters,
   Director                             865               --            11,095            11,960

  Rozanne L. Ridgway,
   Director                           1,307               --            13,283            14,590

  Frank Shrontz,
   Director                           3,031               --             6,808             9,839

  F. Alan Smith,
   Director                           5,615               --            14,403            20,018

  Louis W. Sullivan,
   Director                           1,761               --             4,486             6,247

  Livio D. DeSimone,
   Chairman of the Board and
   Chief Executive Officer          200,084          433,654                --           633,738

  Ronald O. Baukol,
   Director and
   Executive Vice President          41,966          114,092                --           156,058

  Giulio Agostini,
   Senior Vice President             31,724          131,237                --           162,961

  John W. Benson,
   Executive Vice President          27,074           36,128                --            63,202

  Raymond C. Richelsen,
   Executive Vice President          34,226           60,827                --            95,053

  All Directors and Executive
   Officers as a Group
   (25 persons) (4)                 602,170        1,339,161                           1,941,331


--------------------------------------------------------------------------------

(1) "Shares Held" include: stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the nominee's household, and stock in which the nominee either has or shares voting and/or investment power, even though the nominee disclaims any beneficial interest in such stock. Options exercisable within 60 days after February 29, 2000 are shown separately. The "shares held" include shares of Profit Sharing Stock held by the Company and subject to forfeiture, as more fully described in footnote 3 on page 16 of this proxy statement.


(2) Option prices for these shares range from $38.63 to $93.35 per share.


(3) "Shares Held as Deferred Stock" by nonemployee directors represent the number of shares of the Company's common stock, as of February 29, 2000, which the directors will receive upon termination of membership on the Board of Directors for any reason. These shares result from the voluntary election by the nonemployee directors to defer the payment of directors' fees. No shares of common stock have as yet been issued, and the directors have neither voting nor investment powers in these shares of deferred stock.

(4) All directors and executive officers as a group owned beneficially less than one-half of one percent (0.5%) of the outstanding common stock of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file with the Securities Exchange Commission reports regarding their ownership and changes in ownership of our stock. 3M believes that during 1999, its directors and executive officers complied with all Section 16(a) filing requirements with the following exceptions (1) one late report filed by John W. Benson, Executive Vice President, Health Care Markets, with respect to a gift of shares to charity and his children; (2) one late report filed by Raymond C. Richelsen, Executive Vice President, Transportation, Graphics and Safety Markets, with respect to a gift of shares to charity; (3) one late report filed by W. George Meredith, former Director and Executive Vice President, Corporate Services and Supply Chain Management, with respect to an exercise of a stock option; and (4) one late report filed by David W. Powell, Vice President, Marketing, with respect to an amendment to the initial Form 3 to add additional shares held in street name. In making this statement, 3M has relied upon the written representations of its directors and officers.


TRANSACTIONS WITH MANAGEMENT

     During 1999, nine executive officers had loans outstanding with the Eastern Heights Bank, a subsidiary of the Company. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of comparable circumstances and did not involve more than normal risk of collectibility or present other unfavorable features. In 1999, the Company sold Eastern Heights Bank to Norwest Bank Minnesota.

EXECUTIVE COMPENSATION

     The following table shows compensation received by 3M's Chief Executive Officer and its four other most highly paid executive officers for 1999, 1998, and 1997.

                           SUMMARY COMPENSATION TABLE


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      LONG-TERM COMPENSATION(1)
                                                                             -----------------------------------------
                                               ANNUAL COMPENSATION                       AWARDS              PAYOUTS
                                      -------------------------------------  ----------------------------  -----------
                                                                                                           PERFORMANCE
                                                    PROFIT                    PROFIT SHARING     OPTIONS    UNIT PLAN
                                                   SHARING     OTHER ANNUAL  STOCK (RESTRICTED   GRANTED      (LTIP)    ALL OTHER
                                       SALARY    CASH (BONUS)  COMPENSATION    STOCK AWARDS)    NUMBER OF    PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR     ($)(1)       ($)(2)        ($)(4)         ($)(2)(3)      SHARES(5)    ($)(6)       ($)(7)
-----------------------------------------------------------------------------------------------------------------------------------
Livio D. DeSimone,            1999    1,047,600     947,502       81,318         774,698         155,456    1,336,500     169,956
                            -------------------------------------------------------------------------------------------------------
 Chairman of the Board and    1998    1,047,600     669,341       60,533         547,268         212,890      774,900     155,518
                            -------------------------------------------------------------------------------------------------------
 Chief Executive Officer      1997    1,047,600     551,270       95,298         574,799         160,897      777,700     162,429
-----------------------------------------------------------------------------------------------------------------------------------
Ronald O. Baukol,             1999      521,700     423,918           --         129,447          52,780      549,450      53,015
                            -------------------------------------------------------------------------------------------------------
 Executive Vice President     1998      521,700     299,466           --          91,440          47,916      318,570      36,105
                            -------------------------------------------------------------------------------------------------------
                              1997      468,900     314,531       50,548          96,040          37,662       95,950      41,718
-----------------------------------------------------------------------------------------------------------------------------------
Giulio Agostini,              1999      518,400     408,545       50,586         199,668          22,600      356,400      62,306
                            -------------------------------------------------------------------------------------------------------
 Senior Vice President        1998      518,400     288,608           --         141,046          32,889      206,640      54,054
                            -------------------------------------------------------------------------------------------------------
                              1997      398,400     303,126       67,221         148,142          15,000      242,400      54,056
-----------------------------------------------------------------------------------------------------------------------------------
John W. Benson,               1999      437,700     332,339           --          48,137          45,811      141,075      30,641
                            -------------------------------------------------------------------------------------------------------
 Executive Vice President     1998      409,650     212,841           --          16,080          28,398       81,795      27,216
                            -------------------------------------------------------------------------------------------------------
                              1997      298,000     193,761           --               0          19,660       55,550      31,351
-----------------------------------------------------------------------------------------------------------------------------------
Raymond C. Richelsen,         1999      437,700     331,287       54,289          49,274          53,395      141,075      44,386
                            -------------------------------------------------------------------------------------------------------
 Executive Vice President     1998      416,400     213,092           --          16,458          30,943       81,795      42,065
                            -------------------------------------------------------------------------------------------------------
                              1997      310,260     199,283           --               0          31,856       95,950      46,877
-----------------------------------------------------------------------------------------------------------------------------------

(1) The amounts shown in the Summary Compensation Table do not include amounts expensed for financial reporting purposes under the Company's pension plan. This plan is a defined benefit plan. The amounts shown in the table do, however, include those amounts voluntarily deferred by the named individuals under the Company's Deferred Compensation Plan. The Deferred Compensation Plan allows management personnel to defer portions of current base salary, profit sharing, and performance unit compensation earned during the year.


(2) The amounts shown under the headings "Profit Sharing Cash (Bonus)" and "Profit Sharing Stock (Restricted Stock Awards)" are payments received under the Profit Sharing Plan. The terms "(Bonus)" and "(Restricted Stock Awards)" are included to satisfy the requirements of the Securities and Exchange Commission ("SEC"). These payments are based upon the Company's performance and are variable in accordance with a predetermined formula. The Compensation Committee does not view these payments as bonus payments or restricted stock awards as these terms are most often used. The Committee views bonus plans as plans which provide for annual (as opposed to quarterly) payments from a pool rather than based on a strict formula related to economic profit. Restricted stock awards are generally outright grants of stock as opposed to payment in the form of stock held in the custody of the Company (restricted period) in lieu of cash under a formula-based profit sharing plan.


     Generally, profit sharing is paid in cash; however, senior executive management, as determined by the Compensation Committee, receive a portion of their profit sharing in shares of the Company's common stock (see footnote 3 on page 16).

     The Company's Profit Sharing Plan provides for quarterly payments based upon the number of shares of profit sharing assigned to a participant, multiplied by an amount based on economic profit. Economic profit is defined as quarterly net operating income minus a capital charge, and emphasizes the effective use of working capital.


     The number of profit sharing shares awarded to the individuals named is determined by the Compensation Committee and is intended to reflect the level of responsibility of the respective individual. Profit sharing payments are subject to limitations when individual amounts exceed specified relationships to base salary. Approximately 15,300 employees currently participate in profit sharing, including the five individuals in the Summary Compensation Table.

(3) The amount shown under the heading "Profit Sharing Stock (Restricted Stock Awards)" represents the portion of profit sharing issued as common stock to the named individuals, valued at 100 percent of the fair market value of the Company's common stock at the end of the quarterly profit sharing performance period. The number of shares is determined by the Company's quarterly economic profit performance. However, payment is deferred and conditional upon continued employment by the Company. Therefore, pursuant to SEC rules, it is included under the headings of "Long-Term Compensation."


     The shares are held in the custody of the Company for a period of three years or until age 65, whichever occurs first. Any termination of employment, prior to that time, without the consent of the Compensation Committee or the Board of Directors, other than upon death or permanent disability, will result in forfeiture of the Profit Sharing Stock. The recipient is entitled to receive dividends and vote these shares in the same manner as any other holder of the Company's common stock during the period of custody by the Company. In 1999, the Company distributed a portion of these shares to Messrs. DeSimone, Baukol, and Agostini.

     From the time of issuance throughout the Restricted Period, Profit Sharing Stock rises or falls in value in direct relationship to the Company's common stock market performance. Consequently, Profit Sharing Stock reflects both short-term and long-term performance elements.

     The named individuals have accumulated as of December 31, 1999, in one case over ten years, the following shares of the Company's common stock under the Company's Profit Sharing Plan. The Profit Sharing Stock is valued in this table at the fair market value of such stock on December 31, 1999, and also on the respective dates when the shares were issued into the custody of the Company:

--------------------------------------------------------------------------------
                                                    VALUE AT            VALUE
NAME                                SHARES     DECEMBER 31, 1999     WHEN ISSUED
----                                ------     -----------------     -----------
L.D. DeSimone ..................    41,351         $4,047,229        $2,839,613
R.O. Baukol ....................     3,908            382,496           335,376
G. Agostini ....................     6,833            668,780           557,917
J.W. Benson ....................       767             75,070            64,200
R.C. Richelsen .................       785             76,832            65,689
--------------------------------------------------------------------------------

(4) "Other Annual Compensation" includes the following, to the extent that the aggregate thereof exceeds $50,000: personal benefits received by the named individuals, amounts reimbursed to the individuals during the year for payment of taxes, and that portion of interest above market rates (as determined by the SEC) paid on that compensation voluntarily deferred by the individuals. The personal benefits included in these numbers represent the amount of personal financial planning services, an amount paid on behalf of the individual for the term portion of insurance under the Company's Senior Executive Split Dollar Plan, and air travel on corporate aircraft imputed to the individual as income for tax purposes. In the case of Mr. DeSimone, nearly all of the "Other Annual Compensation" received in 1999, 1998, and 1997 was a result of income imputed to him for travel.

(5) The number of stock options shown in this column includes both annual grants of incentive and nonqualified stock options and Progressive Stock Options, which are described more fully in footnote 1 on page 18. The number and price of all outstanding options were adjusted at the spin-off of Imation Corp. in order to preserve the intrinsic value of the options. The number of stock options shown in this column for 1999 reflects this adjustment.


(6) "Performance Unit Plan (LTIP) Payouts" reflects the value of the total grant for each individual under the Company's Performance Unit Plan after the base three-year performance period (i.e., the amount shown in 1999 covers the base performance period from 1997-1999). Under the 1999 award, the amount earned will be paid to these individuals in 2002, unless the participant elects to defer the payout for three additional years. The numbers shown represent estimates based upon information available as of February 29, 2000. More specific information about the Performance Unit Plan is set forth on pages 20 and 23.


(7) "All Other Compensation" includes: (a) that amount of Performance Unit Plan earnings allocated during the year to the base amounts determined after the three-year performance periods of each respective grant, to the extent that such earnings are in excess of market interest rates (as determined by the SEC); (b) that amount deemed to be compensation to the individuals under the Company's Senior Executive Split Dollar Plan in accordance with rules developed by the SEC; and (c) all amounts contributed to the account of each named executive under the Company's 401(k) plan. The Senior Executive Split Dollar Plan provides insurance to all of the Company's executive officers under split dollar life insurance, which is partly term insurance and partly whole life insurance with a cash value. Under this Plan, the Company is reimbursed for the premium costs of the non-term portion of coverage and a possible return when the arrangement terminates either by insurance proceeds incident to the death of the individual or by cash value after 15 years of participation in the Plan. During 1999, amounts deemed compensation under the Plan to the named executive officers in the Summary Compensation Table were $7,667 for Mr. DeSimone; $15,522 for Mr. Baukol; $11,137 for Mr. Agostini; $13,122 for Mr. Benson; and $21,060 for Mr. Richelsen. These amounts were determined by treating the non-term portion of the coverage as an interest-free loan.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants during 1999 to each person named in the Summary Compensation Table.

------------------------------------------------------------------------------------------------------------
                                  INDIVIDUAL GRANTS
------------------------------------------------------------------------------------
                                         % OF TOTAL                                          GRANT DATE
                                        OPTIONS/SARs                                            VALUE
                         OPTIONS/          GRANTED         EXERCISE OR                   -------------------
                           SARs        TO EMPLOYEES IN     BASE PRICE     EXPIRATION          GRANT DATE
       NAME           GRANTED(#)(1)      FISCAL YEAR      ($/SH)(1)(2)       DATE        PRESENT VALUE($)(4)
       ----           -------------      -----------      ------------       ----        -------------------
L.D. DeSimone              90,000           1.580%         $ 95.00         5-10-2009        $  2,057,760
                           34,355           0.603%           77.75         5-07-2004             478,276
                           31,101           0.546%           77.75         5-12-2006             432,975

R.O. Baukol                22,600           0.397%           95.00         5-10-2009             516,726
                              269           0.005%           77.75         5-05-2000               3,745
                            4,555           0.080%           77.75         5-10-2002              63,413
                            6,020           0.106%           77.75         5-07-2004              83,808
                           19,336           0.339%           77.75         5-12-2006             269,187

G. Agostini                22,600           0.397%           95.00         5-10-2009             516,726

J.W. Benson                22,600           0.397%           95.00         5-10-2009             516,726
                            1,669           0.029%           93.10         5-11-2001              28,796
                            1,864           0.033%           93.10         5-10-2002              32,161
                            2,346           0.041%           93.10         5-09-2003              40,477
                            2,018           0.035%           93.10         5-07-2004              34,818
                            2,446           0.043%           93.10         5-06-2005              42,202
                            7,681           0.135%           93.10         5-12-2006             132,525
                            5,187           0.091%           93.10         5-12-2007              89,495

R.C. Richelsen             22,600           0.397%           95.00         5-10-2009             516,726
                            1,401           0.025%           93.30         5-05-2000              24,233
                            1,668           0.029%           93.30         5-11-2001              28,852
                            5,152           0.090%           93.30         5-10-2002              89,115
                            6,051           0.106%           93.30         5-09-2003             104,665
                            5,370           0.094%           93.30         5-07-2004              92,886
                            6,218           0.109%           93.30         5-06-2005             107,554
                            4,935           0.087%           93.30         5-12-2006              85,361
------------------------------------------------------------------------------------------------------------
All Optionees
 10,580 Participants    5,697,333         100.000%         $ 94.32         5-10-2009(3)     $126,684,474
------------------------------------------------------------------------------------------------------------


(1) The Company has not granted any Stock Appreciation Rights ("SARs"), except in limited circumstances to employees of certain subsidiaries who are not subject to the tax laws of the United States where SARs have less onerous tax consequences than stock options. The options shown for each individual include both annual grants of Incentive Stock Options and nonqualified stock options and grants of Progressive Stock Options ("PSOs"). Nonqualified options are subject to a reload feature when exercised with the payment of the option price in the form of previously owned shares of the Company's common stock. Such an exercise results in further grants of PSOs. The first grant shown for each individual is the annual grant. The remaining lines are PSOs. The PSO grants for each individual were made on a single date, but are, pursuant to SEC rules, shown in multiple lines because of different expiration dates.


     PSO grants were made to participants who exercised nonqualified stock options and who paid the purchase price using shares of previously owned Company common stock. The PSO grant is for the number of shares equal to the shares utilized in payment of the purchase price and tax withholding, if any. The option price for the PSO is equal to 100 percent of the market value of the Company's common stock on the date of the exercise of the primary option or, alternatively, on the date of the PSO grant to the five named individuals in the table, all of whom are subject to the requirements of Section 162(m) of the Internal Revenue Code. The option period is equal to the remaining period of the options exercised.

     The participant must have owned Company common stock used for payment for at least six months, and only one exercise of nonqualified options per participant per calendar year will be eligible for PSO grants by the Compensation Committee.


     The presence of PSOs encourages early exercise of nonqualified stock options, without foregoing the opportunity for further appreciation, and promotes retention of the Company stock acquired.

     In any event, a participant receiving an annual grant of nonqualified stock options can never acquire more shares of Company common stock through successive exercises of the initial and subsequent PSO grants than the number of shares covered by the initial annual grant from the Committee.


(2) All options granted during the period were granted at the market value on the date of grant if initial grants, or at the fair market values discussed in footnote 1 above in the case of PSOs, as calculated from the average of the high and low prices reported on the New York Stock Exchange Composite Index. The option price shown for the "All Optionees" line is $94.32 and represents the weighted average exercise price of the options granted in 1999.


(3) The expiration date for the "All Optionees" line is shown as May 10, 2009, since that is the applicable date for the vast majority of options granted during 1999.


(4) Pursuant to the rules of the SEC, the Company has elected to provide a grant date present value for these option grants determined by a modified Black-Scholes pricing model. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. Among key assumptions utilized in this pricing model were: (i) that the time of exercise of stock options would be 66 months (26 months for PSOs) into the term of the option, which could be for terms as long as ten years, in recognition of the historical exercise patterns at the Company for these types of options; (ii) expected volatility of 22.3 percent (28.8 percent for PSOs); (iii) risk-free rate of return of 5.4 percent (5.4 percent for PSOs); and (iv) dividend growth rate of 5 percent. No adjustments for non-transferability or risk of forfeiture have been made. The Company expresses no opinion that the present value will, in fact, be realized and expressly disclaims any representation to that effect.


OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table provides information on option exercises during 1999 and the value of unexercised options at the end of 1999 for each person named in the Summary Compensation Table.


----------------------------------------------------------------------------------------------------------------------
                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUE
----------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF                   VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS/SARs
                       SHARES                                   AT FY-END(#)                   AT FY-END($)(1)
                      ACQUIRED           VALUE         -----------------------------     -----------------------------
      NAME         ON EXERCISE(#)    REALIZED($)(1)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
      ----         --------------    --------------    -----------     -------------     -----------     -------------
L.D. DeSimone          85,637          $1,061,052        433,654           90,000        $4,562,862         $258,750
R.O. Baukol            38,077             495,968        114,092           22,600         1,382,418           64,975
G. Agostini                 0                   0        108,637           22,600         2,603,616           64,975
J.W. Benson            28,403             284,303         36,128           45,811           823,508          174,808
R.C. Richelsen         37,440             412,103         30,032           53,395           222,755          205,862
----------------------------------------------------------------------------------------------------------------------


(1) The "Value Realized" or the unrealized "Value of Unexercised In-the-Money Options at FY-End" represents the aggregate difference between the market value on the date of exercise or at December 31, 1999, in the case of the unrealized values, and the applicable exercise prices. These differences accumulate over what may be, in many cases, several years. These stock options all have option periods of ten years when first granted, and Progressive Stock Options have option periods equal to the remaining option period of the initial nonqualified options resulting in Progressive Stock Options.

LONG-TERM INCENTIVE PLAN AWARDS TABLE

     The following table shows information on awards during 1999 under the Company's Performance Unit Plan for each person in the Summary Compensation Table.

---------------------------------------------------------------------------------------------------
                                   LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
                    -------------------------------------------------------------------------------
                                                            ESTIMATED FUTURE PAYOUTS
                      NUMBER OF        PERFORMANCE OR     UNDER NON-STOCK PRICE BASED
                    SHARES, UNITS       OTHER PERIOD               PLANS (3)
                      OR OTHER        UNTIL MATURATION    ---------------------------
      NAME          RIGHTS(#)(1)        OR PAYOUT(2)      THRESHOLD($)     TARGET($)     MAXIMUM($)
      ----          ------------        ------------      ------------    -----------    ----------
L.D. DeSimone          9,000              3 years              $0           $900,000     $1,800,000
R.O. Baukol            3,700              3 years               0            370,000        740,000
G. Agostini            2,400              3 years               0            240,000        480,000
J.W. Benson            2,400              3 years               0            240,000        480,000
R.C. Richelsen         2,400              3 years               0            240,000        480,000
---------------------------------------------------------------------------------------------------

(1) The Company's Performance Unit Plan provides long-term compensation to 99 key management personnel based upon the Company's attainment of long-term performance and growth criteria.

     The Compensation Committee, of which none of the members are current employees of the Company, administers the Plan. The Committee has sole discretion in the selection of participants, performance criteria, size of awards, performance period, and the timing and form of payment, as well as all other conditions regarding awards.

     Awards made in 1999 under the Performance Unit Plan are based on performance criteria that focus management attention on two key factors that create shareholder value: Real Growth and Economic Profit. The payout can vary from $0 to $200 per unit. The payout can be reached by either performance criteria alone, or by both in combination. The payout may be deferred by the participant for three additional years and earn interest at a specified rate. No amount will be payable under the Performance Unit Plan if the Company's Real Growth is less than the Big 7 IPI and if Economic Profit is less than 75 percent of the Economic Profit of the previous three years. More detail about current performance goals is available in the Report of Compensation Committee on page 23.


     The right to receive payment is contingent upon continued employment to the payment date, and is subject to forfeiture prior to the payment date in the event of termination of employment for any reason other than retirement under a pension plan of the Company or physical or mental disability. Participants receiving awards during 1999, including the five executive officers in the Summary Compensation Table, will receive payment in 2002, provided that such individuals continue employment with the Company until such payment date (except in the event of death, retirement, or disability). Payment under the Plan may be made in cash, shares of the Company's common stock, or any combination of cash and stock, at the discretion of the Compensation Committee. In the past, payment has been made only in cash.


(2) The value of awards granted for 1999 will be determined by the Company's attainment of Real Growth and Economic Profit performance criteria during a three-year performance period of 1999, 2000, and 2001. More detail about current performance goals is available in the Compensation Committee Report on page 23. At the beginning of every performance period, participants may elect to defer the payout for three years beyond the base performance period (for the 1999 award, the payout will be made the beginning of 2002, unless the participant elects to defer the payout for three additional years). Participants will earn interest during the deferral period. The deferred amount will be subject to forfeiture if the participant discontinues employment for any reason other than death, disability, or retirement.

(3) The estimated future payouts do not include any interest factor that would be earned annually during the optional three-year deferral period following the performance period. Interest during the optional three-year deferral period would accrue annually at a rate equal to the annualized yield to maturity of a five-year Treasury note as of the last business day of the preceding year (for 1998, that rate was 4.54 percent) PLUS an amount based on the Company's Economic Profit for the preceding year as a percentage of the average operating capital (for 1998, that rate was 5.9 percent). The interest would be payable, together with the base award, in January 2005.

ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE UNDER PENSION PLAN

     The following table shows the estimated annual benefits payable upon retirement to the Company's executive officers in specified remuneration and years of service classifications.

-------------------------------------------------------------------------------
                                          ANNUAL RETIREMENT BENEFITS
        AVERAGE                              WITH YEARS OF SERVICE
    ANNUAL EARNINGS                              INDICATED(2)
  DURING THE HIGHEST    -------------------------------------------------------
   FOUR CONSECUTIVE          30             35             40             45
 YEARS OF SERVICE(1)        YEARS          YEARS          YEARS          YEARS
-------------------------------------------------------------------------------
      $  800,000         $ 356,315      $ 415,700      $ 461,700      $ 507,700
       1,200,000           536,315        625,700        694,700        763,700
       1,600,000           716,315        835,700        927,700      1,019,700
       2,000,000           896,315      1,045,700      1,160,700      1,275,700
       2,400,000         1,076,315      1,255,700      1,393,700      1,531,700
       2,800,000         1,256,315      1,465,700      1,626,700      1,787,700
-------------------------------------------------------------------------------

(1) Earnings include base salary, profit sharing cash, and the value of Profit Sharing Stock (at the time of award) actually earned by the participant and does not include any other forms of remuneration. The benefits are computed on the basis of straight-life annuity amounts and are not subject to any deduction for Social Security or other offset amounts.

(2) To provide for the retirement security of its employees, the Company has defined benefit pension plans for U.S. employees. These plans are fully paid by the Company, and employees become vested after five years of service. Under the plans, a participant may retire with an unreduced pension at age 60 (61 or 62 for employees born after 1942) and if the participant's age and years of service total at least 90 (91 or 92 for employees born after 1942) he or she would receive a Social Security bridge to age 62. The five individuals listed in the Summary Compensation Table are presently entitled to the respective years of service credit set opposite their names:

--------------------------------------------------------------------------------
           L.D. DeSimone .......................................   43
           R.O. Baukol .........................................   33
           G. Agostini .........................................   34
           J.W. Benson .........................................   32
           R.C. Richelsen ......................................   37
--------------------------------------------------------------------------------

REPORT OF THE COMPENSATION COMMITTEE

     This report was prepared at the direction of the Compensation Committee of the Board of Directors (the "Committee"), which is composed entirely of nonemployee directors of the Company. The Committee establishes and periodically reviews compensation levels and policies for the Chief Executive Officer ("CEO") and other executive officers and authorizes short-term and long-term compensation in the form of cash or stock. The current members of the Committee are Edward A. Brennan, who serves as Chair, Allen E. Murray, Rozanne L. Ridgway, and Frank Shrontz.

COMPENSATION OBJECTIVES


     The executive compensation program is designed to align total compensation with the Company's strategic objectives and ensure that payouts are driven by Company performance and employee contribution to the Company. Executive compensation is linked to Company performance compared to specific financial and nonfinancial objectives. These objectives range from achieving earnings and sales growth targets to upholding the Company's Statement of Corporate Values (which include customer satisfaction through superior quality and value, attractive investor return, ethical business conduct, respecting the environment, and fostering employee pride in the Company).


     In determining the amount and type of executive compensation, the Committee seeks to achieve the following objectives:

     * To attract, motivate, and retain talented, competent, and resourceful executive officers by providing competitive compensation.

     *    To encourage executives to hold significant amounts of Company stock.

     * To require that a substantial portion of executive compensation is "at risk" by being tied to quantifiable short-term and long-term measures of the Company's performance.

PROCESS OF ESTABLISHING COMPENSATION

     The Committee begins the process of establishing the amount of compensation for the CEO and other executive officers by reviewing compensation surveys of selected companies. Independent consultants specializing in executive compensation primarily conduct the surveys. The Committee, in consultation with the independent consultants, selects the companies included in the compensation surveys. These companies consist of large industrial companies that are most likely to be competitors for executive talent. The objective of the Committee is to use the survey data to establish a competitive level of total compensation. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a group established to compare shareholder returns. Thus, the group of companies for purposes of the compensation surveys is not the same as the peer group index (DJIA and S&P 500) in the Comparison of Five-Year Cumulative Total Return graph included on page 25 of this proxy statement.

     The Committee does not target any specific quartile of the survey data for total compensation or any component of total compensation (e.g., base salary, profit sharing, performance unit plan, or stock options). The Committee's objective of maintaining the total compensation at a competitive level has resulted in short-term compensation (base salary and profit sharing cash) and long-term compensation (performance unit plan, profit sharing stock, and stock options) being at or very close to the median.

     After the Committee has established the amount of total compensation for the CEO and other executive officers, the Committee next determines what percent of the total compensation should be allocated to short-term compensation in the form of base salary and profit sharing cash and long-term compensation in the form of the performance unit plan, profit sharing stock, and stock options. This determination is subjective, but is based on information from the compensation surveys and the objectives for executive compensation referred to above. It is the Committee's long-standing policy that variable, at-risk compensation, both short-term and long-term, should make up a significant portion of executive compensation. Depending upon the level of the executive, the Committee targets between 65 percent and 85 percent of executive compensation to be variable and at risk by being tied to quantifiable measures of the Company's performance.

ELEMENTS OF THE COMPENSATION PROGRAM

     Each of the components of short-term and long-term executive compensation is described in greater detail below.

BASE SALARY

     The Committee establishes base salaries annually in relation to base salaries paid by the selected companies from the compensation surveys. Base salaries may be adjusted from time to time according to guidelines established for all employees to reflect increased salary levels within the group, increased responsibilities, or individual performance. This is the only component of executive compensation that is not variable.

PROFIT SHARING

     Profit sharing is variable compensation based on quarterly performance measurements for the Company. In 1999, the stockholders approved the change in performance criteria recommended by the Compensation Committee from consolidated net income to economic profit. Economic profit is defined as quarterly net operating income minus a capital charge and emphasizes the effective use of working capital. The economic profit measurement is deemed by the Committee to be related more directly to the creation of stockholder value and will be more sensitive to the performance of the Company. Thus, it is expected that compensation paid under the new measurement will tend to rise and fall relatively more sharply than payments under prior measurement criteria. The Committee, as part of the overall compensation, determines number of shares of profit sharing granted to the CEO and executive officers to achieve the appropriate ratio between short-term, performance-based compensation and other forms of compensation, and to reflect the level of responsibility of the respective executive officer.

     The amount payable under this plan shall be based on the number of shares of profit sharing assigned to a participant, multiplied by an amount based on quarterly economic profit. The total paid under this plan to the Company's five most highly compensated officers will never exceed one-half percent of the consolidated net income of the Company. Profit sharing payments are subject to limitations when individual amounts exceed specified relationships to base salary.


     For the executive officers listed in the Summary Compensation Table, a portion of profit sharing is paid in cash and a portion is paid in stock which is held by the Company for three years or until age 65, whichever occurs first. The ratio between that portion of profit sharing paid in cash and the portion paid in stock to the named executive officers for 1999 is subjective and varies from year to year and among executive officers. However, the more senior executive officers generally have been paid a larger portion of profit sharing in stock than less senior executive officers. More details about the Company's Profit Sharing Plan are provided on page 16 of this proxy statement.


PERFORMANCE UNIT PLAN

     The Performance Unit Plan is variable compensation based on the Company's long-term performance. The Committee establishes the number of performance units allocated to the CEO and executive officers to achieve the appropriate ratio between long-term, performance-based compensation and other forms of compensation. The amount payable with respect to each performance unit granted is determined by and is contingent upon attainment of the performance criteria described below over the applicable three-year performance period (each year weighted equally).

     The current performance criteria have been selected to focus management attention on two key factors that create shareholder value: Real Growth and Economic Profit.

     PERFORMANCE CRITERIA:


     (1) "Real Growth" is the percentage amount by which the Company's worldwide unit sales growth as reported in the Company's Annual Report exceeds the weighted average of the Industrial Production Index ("IPI") of the top seven industrial nations in which the Company does business (the "Big 7 IPI"); and

     (2) "Economic Profit" is the Company's net operating income (operating income adjusted for income taxes) less the cost of capital utilized (average operating capital multiplied by the cost of capital).


     PERFORMANCE UNIT PLAN PAYMENTS:


     The amount payable with respect to each performance unit granted in 1999 is linked to the performance criteria of Real Growth and Economic Profit. The payout can vary from $0 to $200 per unit. The payout can be reached by either performance criteria alone, or by both in combination. The payout for the 1999 Award is payable in May 2002, in the form (at the discretion of the Committee) of cash, stock, or a combination of cash and stock. The payout may be deferred by the participant for three additional years and earn interest at a specified rate. No amount will be payable under the Performance Unit Plan if the Company's Real Growth is less than the Big 7 IPI and if Economic Profit is less than 75 percent of the Economic Profit of the previous three years.


STOCK OPTIONS

     The Company's Stock Option plan is also variable compensation. It is based on the market appreciation of the Company's common stock and is designed to increase ownership of the Company's stock. The Company makes stock option grants annually at 100 percent of the market price on the date of grant. The options may be exercised after one year and have a ten-year life. The number of shares under options to be granted to the CEO and executive officers is determined by the Committee as part of the overall compensation. The awards are designed to keep total compensation competitive with companies in the survey group, and as such require subjective judgment as to the value of the award. The number of option shares currently held by each executive is not considered in determining awards. Stock options encourage executives to become owners of the Company, which further aligns their interests with the stockholders. Options have no value unless the price of the Company's stock increases.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation of Livio D. DeSimone, Chairman of the Board and Chief Executive Officer, is determined by the same process and consists of the same short-term and long-term components as for the other executive officers listed in the Summary Compensation Table, namely base salary, profit sharing, Performance Unit Plan, and stock options. A higher portion of Mr. DeSimone's total compensation is variable and at risk by being tied to quantifiable measures of the Company's performance. These measures are quarterly net income, Real Growth, and Economic Profit, as those terms are defined above, and appreciation in the value of 3M stock.

     In addition, the compensation paid to Mr. DeSimone is also based on performance against nonfinancial measures. These nonfinancial measures include upholding the Company's Statement of Corporate Values (which include customer satisfaction through superior quality and value, attractive investor return, ethical business conduct, respecting the environment, and fostering employee pride in the Company), management succession planning, and the general overall perception of the Company by financial and business leaders.


     No changes have been made to the fixed base salary portion of Mr. DeSimone's compensation since January 1997 and no changes were made to the variable, performance-based portion of Mr. DeSimone's compensation in 1999. Increases in compensation over the amounts paid in 1998 were due solely to the improved performance of the Company.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the Company's ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to persons named in the Summary Compensation Table. The Committee intends to ensure that all compensation paid to the executive officers named in the Summary Compensation Table continues to meet the deductibility requirements of Section 162(m) to the extent that such requirements do not compromise the Company's ability to design effective compensation plans that meet the Company's executive compensation objectives described above.

CONCLUSION

     The Committee is satisfied that the short-term and long-term compensation paid to the executive officers of the Company create alignment with the Company's strategic objectives and ensure that payouts are driven by Company performance and employee contribution to the Company.


The Compensation Committee

Edward A. Brennan, Chair

Allen E. Murray
Rozanne L. Ridgway
Frank Shrontz

3M STOCK PERFORMANCE GRAPH

     The following compares the Company's cumulative and annualized total shareholder return, overall stock market performance with reinvested dividends*, during the five fiscal years preceding December 31, 1999, against the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, both of which are well-known and published industry indices. The Company is included in both the S&P 500 Stock Index and the Dow Jones Industrial group of 30 companies. The Company, as a highly diversified manufacturer and seller of a broad line of products, is not easily categorized with other, more specific, industry indices.

     The annual changes for the five-year period shown in the graph are based on the assumption that $100 had been invested in the Company's stock and each index on December 31, 1994 (as required by SEC rules), and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar returns shown on the graph represents the value that such investments would have had on December 31, 1999.

     *The Company's interest in Imation Corp. was distributed to stockholders as a special stock dividend payable in shares of Imation Corp. stock on July 15, 1996. The following graph accounts for this distribution as though it was paid in cash and reinvested in common shares of the Company.


      COMPARISON OF FIVE-YEAR CUMULATIVE AND ANNUALIZED TOTAL RETURN AMONG
               3M, S&P 500 INDEX AND DOW JONES INDUSTRIAL AVERAGE


                              3M STOCK PERFORMANCE
                          (WITH DIVIDEND REINVESTMENT)

                              [PLOT POINTS CHART]


Cumulative Return (per graph)
-----------------------------
                         1994      1995      1996      1997      1998      1999
                         ----      ----      ----      ----      ----      ----
3M                      100.0     128.3     172.7     174.8     155.8     219.9
DJIA                    100.0     136.8     176.3     220.2     260.1     330.8
S&P 500                 100.0     137.5     168.9     225.2     289.4     350.3

Annualized Return
-----------------
3M                        1.5%     28.3%     34.5%      1.2%    -10.9%     41.2%
DJIA                      5.1%     36.7%     28.9%     24.9%     18.1%     27.2%
S&P 500                   1.4%     37.4%     22.9%     33.3%     28.5%     21.0%

     ADDITIONAL QUESTIONS AND INFORMATION REGARDING ACCESS TO FUTURE ANNUAL REPORTS AND PROXY STATEMENTS VIA THE INTERNET AND STOCKHOLDER PROPOSALS

     Q: DOES 3M OFFER STOCKHOLDERS THE OPTION OF VIEWING ANNUAL REPORTS TO STOCKHOLDERS AND PROXY STATEMENTS VIA THE INTERNET?

     A: Yes. 3M offers stockholders of record the option to view future Annual Reports to Stockholders and Proxy Statements via the Internet, instead of receiving paper copies of these documents in the mail.

     Q: HOW DO I ELECT THIS OPTION?

     A: If you are interested in viewing future Annual Reports to Stockholders and Proxy Statements on the Internet, instead of receiving paper copies of these documents, please do the following:

          (1)  Go to web site http://www.econsent.com/mmm.

          (2)  Review Important Considerations and Frequently Asked Questions.

          (3) You will need your account number, which can be found above your name and address on your dividend check stub and your social security number, if you have a social security number.

          (4)  Follow the prompts.

     Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?


     A: Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, L.D. DeSimone, 3M's Chairman and CEO, E.A. Brennan, F. Alan Smith, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.


     Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

     A: You may submit proposals for consideration at future stockholder meetings, including director nominations.


          * STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in 3M's proxy statement for next year's Annual Meeting, the written proposal must be RECEIVED by the Secretary no later than 5 p.m. Central Time on November 27, 2000. SUCH PROPOSALS MUST BE IN WRITING AND SENT VIA REGISTERED, CERTIFIED, OR EXPRESS MAIL TO: ROGER P. SMITH, SECRETARY, MINNESOTA MINING AND MANUFACTURING COMPANY, 3M CENTER, ST. PAUL, MN 55144. PROPOSALS SENT BY ANY OTHER MEANS, INCLUDING FACSIMILE OR OTHER FORMS OF ELECTRONIC SUBMISSIONS, WILL NOT BE ACCEPTED. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company sponsored proxy materials.

               Similarly, in order for a stockholder proposal to be raised from the floor during next year's Annual Meeting, the stockholder's written notice must be RECEIVED by the Secretary between January 9, 2001, and February 8, 2001, and shall contain such information as required under our Bylaws. Please note that these requirements relate only to matters a shareholder wishes to bring before the Annual Meeting. They do not apply to proposals that a shareholder wishes to have included in the Company's proxy statement.

          * NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board Organization Committee. In addition, our Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at a stockholder meeting, it is necessary that the stockholder's written notice be RECEIVED by the Secretary between January 9, 2001, and February 8, 2001, and shall contain such information as required under our Bylaws.

          * COPY OF BYLAWS PROVISIONS: You may contact the Secretary at our Company headquarters for a copy of the relevant provisions of the Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.


By Order of the Board of Directors.


/s/ Roger P. Smith


ROGER P. SMITH
SECRETARY

                                ATTENDANCE CARD

[LOGO] 3M

Annual Meeting of Stockholders
--------------------------------------------------------------------------------
MAY 9, 2000
RIVERCENTRE
175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA

This is your ticket to the 2000 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m.
After the meeting, lunch will be served and the 3M store will open.
     The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
     Since parking space is limited, you are urged to consider carpooling or public transportation.


                                ATTENDANCE CARD

[LOGO] 3M

Annual Meeting of Stockholders
--------------------------------------------------------------------------------
MAY 9, 2000
RIVERCENTRE
175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA


This is your ticket to the 2000 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m.
After the meeting, lunch will be served and the 3M store will open.
     The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
     Since parking space is limited, you are urged to consider carpooling or public transportation.


                                                  [LOGO] Recycled Paper
                                                         40% Pre-consumer paper
                                                         10% Post-consumer paper

MINNESOTA MINING AND MANUFACTURING COMPANY

3M CENTER, ST. PAUL, MINNESOTA 55144                                       PROXY
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 9, 2000.

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) L.D. DeSimone, E.A. Brennan, F. Alan Smith or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in Minnesota Mining and Manufacturing Company which the stockholder(s) would be entitled to vote on all matters which may properly come before the 2000 Annual Meeting of Stockholders and any adjournments thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

FOR PARTICIPANTS IN 3M'S VOLUNTARY INVESTMENT PLAN (VIP), EMPLOYEE STOCK OWNERSHIP PLAN (ESOP), AND SAVINGS PLAN:

In accordance with the terms of the VIP, ESOP, and Savings Plan, shares allocated to my respective accounts in these plans on the record date will be voted by the trustee, State Street Bank and Trust Company, in accordance with the instructions indicated on the reverse side of this card, and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. If no instructions are provided, or if this card is not received on or before May 4, 2000, shares held in my account for the VIP and Savings Plan will be voted by the trustee as directed by the Public Issues Committee of the 3M Board of Directors. If no instructions are provided, or if this card is not received on or before May 4, 2000, shares held in my account for the ESOP will be voted by the trustee in the same proportion that the other participants in the ESOP direct the trustee to vote shares in their ESOP accounts.




            (CONTINUED, AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

                                                                          SHARES

--------------------------------------------------------------------------------

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.


ITEM 1. Election of directors


        - Nominees to 2003 Class: (01) Linda G. Alvarado; (02) Ronald O. Baukol;
          (03) Edward M. Liddy; (04) Aulana L. Peters


        [ ] Vote FOR all nominees             [ ] Vote FOR ALL EXCEPT

        [ ] Vote WITHHELD from all nominees   (use number before nominee's name
                                              to indicate exceptions):
                                              __________________________________


ITEM 2. Ratification of Independent Auditors
                                           [ ] For    [ ] Against    [ ] Abstain



ITEM 3. Proposal to approve an amendment to the Restated Certificate of Incorporation to increase authorized common stock
                                           [ ] For    [ ] Against    [ ] Abstain

ITEM 4. Proposal to approve an amendment to the Restated Certificate of Incorporation to change par value
                                           [ ] For    [ ] Against    [ ] Abstain


--------------------------------------------------------------------------------


ITEM 5. In their discretion, to vote upon other matters properly coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.



                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Date

                                            Please sign exactly as your name(s)
                                            appear above. If held in joint
                                            tenancy, all persons must sign.
                                            Trustees, administrators, etc.
                                            should include title and authority.
                                            Corporations should provide full
                                            name of corporation and title of
                                            authorized officer signing the
                                            proxy.

                               VOTING INSTRUCTIONS
                     THERE ARE THREE WAYS TO VOTE YOUR PROXY


                                VOTE BY INTERNET
                           http://www.eproxy.com/mmm/

         Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located on the proxy card) to create an electronic ballot.

                                VOTE BY TELEPHONE
                                 1-800-240-6326

         Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 3-digit company number and a 7-digit control number (these numbers are located on the proxy card). Follow the recorded instructions.

                                  VOTE BY MAIL

         Mark, sign, and date your proxy card and return it in the postage paid envelope provided so that it is received by May 4, 2000.

         YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED, AND RETURNED YOUR PROXY CARD. THE DEADLINE FOR INTERNET OR TELEPHONE VOTING IS NOON (CENTRAL DAYLIGHT
TIME) ON MAY 8, 2000.

         PARTICIPANTS IN 3M'S VOLUNTARY INVESTMENT PLAN, EMPLOYEE STOCK OWNERSHIP PLAN, AND SAVINGS PLAN MAY INSTRUCT THE TRUSTEE HOW TO VOTE THEIR SHARES VIA THE INTERNET, BY TELEPHONE, OR BY SIGNING AND RETURNING THE PROXY CARD.

         IF YOU VOTE BY THE INTERNET OR BY TELEPHONE, DO NOT MAIL BACK THE PROXY CARD.

Thank you for voting.

[LOGO] 3M

MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144                                     PROXY

THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 9, 2000.


The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) L.D. DeSimone, E.A. Brennan, F. Alan Smith or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in Minnesota Mining and Manufacturing Company which the stockholder(s) would be entitled to vote on all matters which may properly come before the 2000 Annual Meeting of Stockholders and any adjournments thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

ITEM 1. Election of directors:


        *  Nominees to 2003 Class: (01) Linda G. Alvarado  (02) Ronald O. Baukol   [ ] Vote FOR           [ ] Vote WITHHELD
                                   (03) Edward M. Liddy    (04) Aulana L. Peters       all nominees           from all nominees
                                                                                       (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,         ------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |                            |
                                                                                ------------------------------

ITEM 2. Ratification of Independent Auditors
                                                                                [ ] For  [ ] Against  [ ] Abstain

ITEM 3. Proposal to approve an amendment to the Restated Certificate of Incorporation to increase the authorized common stock
                                                                                [ ] For  [ ] Against  [ ] Abstain

ITEM 4. Proposal to approve an amendment to the Restated Certificate of Incorporation to change par value
                                                                                [ ] For  [ ] Against  [ ] Abstain

ITEM 5. In their discretion, to vote upon other matters properly coming before the meeting
                                                                                [ ] For  [ ] Against  [ ] Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.
IF NO DIRECTION IS GIVEN, IT WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.

                                                                                Date _________________________
                                                                                ------------------------------
                                                                                |                            |
                                                                                ------------------------------
                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name(s)
                                                                                appear above. If held in joint tenancy,
                                                                                all persons must sign. Trustees, administrators,
                                                                                etc., should include title and authority.
                                                                                Corporations should provide full name of
                                                                                corporation and title of authorized officer
                                                                                signing the proxy.



TO PARTICIPANTS IN THE 3M VOLUNTARY INVESTMENT PLAN
AND THE 3M EMPLOYEE STOCK OWNERSHIP PLAN
--------------------------------------------------------------------------------

State Street Bank and Trust Company is Trustee of the Trusts established in connection with the 3M Employee Stock Ownership Plan (the "ESOP") and the 3M Voluntary Investment Plan (the "VIP"). As Trustee, it is the record owner of the shares of common stock of Minnesota Mining and Manufacturing Company ("3M") held in the ESOP and the VIP for the benefit of participants. Since the portion of the 3M Payroll-Based Employee Stock Ownership Plan ("PAYSOP") applicable to union-free employees was merged into the ESOP during 1990, the shares of 3M common stock held in the PAYSOP Trust have now been transferred to the ESOP Trust.

The ESOP and the VIP each permit participants, as Named Fiduciaries, to direct the respective Trustees how to vote the number of shares of 3M common stock allocated to the participants' respective accounts. Additionally, as a Named Fiduciary of the ESOP, you are entitled to direct the Trustee how to vote a proportionate number of shares which have not been allocated to participants or for which no voting directions have been received. The number of shares of 3M common stock held in your individual accounts in the ESOP and the VIP are indicated at the top of the enclosed proxy card.

We enclose (1) a Notice of Annual Meeting of 3M Stockholders to be held on May 9, 2000, and Proxy Statement (unless you have consented to receive the Proxy Statement via the Internet in which case the Proxy Statement is available at the website in the enclosed notice), (2) instructions for giving voting directions to the Trustee via the Internet, by telephone, or by mail through use of the enclosed proxy card, and (3) a return envelope. The Trustee will vote, in accordance with your directions, the shares of 3M common stock allocated to your respective accounts if you give voting directions by (i) the Internet as described in the enclosed voting instructions, (ii) telephone as described in the enclosed voting instructions or (iii) completing the enclosed proxy card and returning it in the enclosed return envelope so that it is received no later than May 5, 2000 by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee.

The Trustee remains at all times the record owner of the 3M common stock held in the ESOP and VIP accounts. The ability to direct the Trustee how to vote confers no right on participants to vote directly at the Annual Meeting of Stockholders.

Internet or telephone voting instructions must be properly followed or the enclosed proxy card must be properly completed if voting directions are to be honored. If the Internet or telephone voting instructions are not followed or if the card is not received by May 5, 2000, or if the voting directions are invalid, the shares held in your ESOP accounts will be voted by State Street Bank and Trust Company in the same proportion that the other participants in the ESOP direct the Trustee to vote the shares held in their ESOP accounts, and the shares held in your VIP account shall be voted by State Street Bank and Trust Company as directed by the Public Issues Committee of the 3M Board of Directors.

Please provide voting directions to the Trustee via the Internet or by telephone in accordance with the enclosed voting instructions, or complete, date, sign, and promptly return the enclosed proxy card.


TO PARTICIPANTS IN THE 3M SAVINGS PLAN
--------------------------------------------------------------------------------

State Street Bank and Trust Company is Trustee of the Trust established in connection with the 3M Savings Plan (the "Savings Plan"). As Trustee, it is the record owner of the shares of common stock of Minnesota Mining and Manufacturing Company ("3M") held in the Savings Plan for the benefit of participants. Since the portion of the 3M Payroll-Based Employee Stock Ownership Plan ("PAYSOP") applicable to employees eligible to participate in the Savings Plan was merged into the Savings Plan during 1993, the shares of 3M common stock held in the PAYSOP Trust have now been transferred to the Savings Plan.

The Savings Plan permits participants to direct the Trustee how to vote the number of shares of 3M common stock allocated to the participants' respective accounts. The number of shares of 3M common stock held in your individual account in the Savings Plan are indicated at the top of the enclosed proxy card.

We enclose (1) a Notice of Annual Meeting of 3M Stockholders to be held on May 9, 2000, and Proxy Statement (unless you have consented to receive the Proxy Statement via the Internet in which case the Proxy Statement is available at the website in the enclosed notice), (2) instructions for giving voting directions to the Trustee via the Internet, by telephone, or by mail through use of the enclosed proxy card, and (3) a return envelope. The Trustee will vote, in accordance with your directions, the shares of 3M common stock allocated to your account if you give voting directions by (i) the Internet as described in the enclosed voting instructions, (ii) telephone as described in the enclosed voting instructions or (iii) completing the enclosed proxy card and returning it in the enclosed envelope so that it is received no later than May 5, 2000 by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee.

The Trustee remains at all times the record owner of the 3M common stock held in the Savings Plan accounts. The ability to direct the Trustee how to vote confers no right on participants to vote directly at the Annual Meeting of Stockholders.

Internet or telephone voting instructions must be properly followed or the enclosed proxy card must be properly completed if voting directions are to be honored. If the Internet or telephone voting instructions are not followed or if the card is not received by May 5, 2000, or if the voting directions are invalid, the shares held in your Savings Plan account shall be voted by State Street Bank and Trust Company, as directed by the Public Issues Committee of the 3M Board of Directors.

Please provide voting directions to the Trustee via the Internet or by telephone in accordance with the enclosed voting instructions, or complete, date, sign, and promptly return the enclosed proxy card.

                         ------------------------------
                                  TWO EASY WAYS
                            TO SUBMIT YOUR VOTE/PROXY
                         ------------------------------


                          24 HOURS A DAY, 7 DAYS A WEEK
                     Fast, Convenient, and Immediate Posting


                -------------------               --------------------
                TO VOTE BY INTERNET               TO VOTE BY TELEPHONE
                -------------------               --------------------

                   Go to the website:           In the U.S., call toll-free
           http://www.eproxy.com/mmm/           1-800-240-6326 using
                                                a touch-tone phone

        Follow these four easy steps:           Follow these four easy steps:

          Read the accompanying Proxy    (1)    Read the accompanying Proxy
              Statement and have your           Statement and have your
                   proxy card at hand           proxy card at hand

       Go to the website stated above    (2)    In the U.S., call the toll-free
                                                number 1-800-240-6326 using a
                                                touch-tone phone

 Enter the 3-digit company number and    (3)    Enter the 3-digit company number
the 7-digit control number located at           and the 7-digit control number
  the upper right hand corner on your           located at the upper right hand
                           proxy card           corner on your proxy card

   Follow the simple instructions and    (4)    Follow the simple recorded
  click on "Submit Vote" when you are           instructions
                             finished


--------------------------------------------------------------------------------
                    THANK YOU FOR SUBMITTING YOUR VOTE/PROXY.

       IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY CARD.
--------------------------------------------------------------------------------



                   MINNESOTA MINING AND MANUFACTURING COMPANY

                                IMPORTANT NOTICE:

                       3M STOCKHOLDERS CAN CHOOSE TO VIEW
                   FUTURE ANNUAL REPORTS AND PROXY STATEMENTS
                                 ON THE INTERNET


     3M is offering stockholders of record the option to view future Annual Reports to Stockholders and Proxy Statements via the Internet, instead of receiving paper copies of these documents in the mail. This notice addresses a number of questions that you may have about this option.

     Q: WHO QUALIFIES?

     A: This option is available only if you are a 3M stockholder "of record," (i.e., a stockholder who is registered on the books of 3M's transfer agent, Norwest Bank Minnesota, N.A., as holding 3M stock directly in your own name).

     Q: HOW DO I ELECT THIS OPTION?

     A: If you are interested in viewing future Annual Reports to Stockholders and Proxy Statements on the Internet, instead of receiving paper copies of these documents, please do the following:

          (1)  Go to website http://www.econsent.com/mmm.

          (2)  Review Important Considerations and Frequently Asked Questions.

          (3) You will need your account number, which can be found above your name and address on your dividend check stub and your social security number, if you have a social security number.

          (4)  Follow the prompts.

     Q: WHAT ARE THE SYSTEM REQUIREMENTS?

     A: To obtain the documents, you will need access to the Internet through your personal computer. Commercial services such as America Online, MCI, AT&T and many other Internet service providers offer access to the Internet with Netscape Navigator, Microsoft Internet Explorer, or other Internet search engine software. You also will need Adobe Acrobat Reader to view and/or print the documents. (This software is available free of charge.) Stockholders are responsible for any charges imposed by Internet service providers; 3M does not charge any fees for access to its website.

     Q: HOW DO I ACCESS THE WEBSITE ON THE INTERNET?

     A: When the 3M Proxy Statement and Annual Report are available on its Internet website, 3M will mail you a notice which will include a website address to access the documents, instructions on voting your proxy via the Internet or by telephone, and a proxy card if you choose to vote by mail. The proxy card that is delivered to stockholders who have elected electronic delivery will cover shares that are directly registered with Norwest Bank Minnesota, N.A. in the stockholder's name. Notification is expected to begin on or about March 31st of each year.

     Q: HOW DO I REVOKE MY CONSENT?

     A: You can revoke your consent at the website http://www.econsent.com/mmm. Once there, click on the Proceed button, fill in the appropriate information and click on the Submit button. You will then see the appropriate screen to change your consent. You will then receive paper copies of future Annual Reports to Stockholders and Proxy Statements.

MARCH 27, 2000



                                   IMPORTANT:


                        NOTICE OF 2000 3M ANNUAL MEETING
                    AND ONLINE ACCESS TO 2000 PROXY STATEMENT
                             AND 1999 ANNUAL REPORT



Dear 3M Stockholder:

     Thank you for consenting to receive the Proxy Statement and Annual Report to Stockholders via the Internet instead of receiving paper copies in the mail.

     Beginning today, you may access the 2000 Proxy Statement and 1999 Annual Report at:


                  http://www.3M.com/profile/finance/proxy.html


     Your proxy card and voting instructions are enclosed with this notice. There are three ways to vote your proxy:

     * INTERNET -- You may vote your proxy from any location in the world. Follow the instructions on the proxy card.

     * TELEPHONE -- If you live in the United States, you may submit your proxy by following the instructions on the proxy card.

     * MAIL -- You may do this by signing your proxy card and mailing it in the enclosed, postage-paid, pre-addressed envelope.

     YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT TO REVIEW THE PROXY MATERIALS, AND VOTE YOUR SHARES AS SOON AS POSSIBLE.

     You may also vote shares registered in your name at the Annual Meeting, which will be held at 10 a.m. on Tuesday, May 9, 2000, at the RiverCentre, St. Paul Minnesota. The proposals to be voted on and procedures for voting are described in the 2000 Proxy Statement.

     You may request paper copies of the 2000 Proxy Statement and 1999 Annual Report by calling 1-800-3M-HELPS, or by e-mail at innovation@3M.com.

     Stockholders are responsible for usage charges from Internet service providers and telephone companies. 3M does not charge fees for electronic access.